UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1.  Report to Stockholders.

Stone Harbor
Investment Partners

May 31, 2015

Annual Report

Emerging Markets Total Income Fund

Distribution Policy

May 31, 2015

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.1511 per share on a monthly basis in December 2012.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Please refer to Note 3 on pages 27 and 28 for a description of this period’s distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
May 31, 2015 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging equity markets.

Our investment thesis is straightforward - despite periods of high market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. That investment thesis has been tested during the 12-month period ended May 31, 2015 that is covered in this report. Macroeconomic volatility combined with some idiosyncratic developments in key countries has created a challenging environment, especially for local currency denominated EM sovereign debt. Nonetheless, we believe most EM countries maintain prudent debt levels and substantially lower fiscal deficits relative to the developed world. Furthermore, in this era of near-zero interest rates and quantitative easing in the developed world, the majority of EM countries are pursuing orthodox monetary policies, in our view. In addition, we believe EM debt still offers higher yields than advanced economy debt, even though EMs have better fundamentals in most cases, based on our analysis. In our view, this combination of high yields and attractive fundamentals supports our efforts to seek to maximize total return.

We believe that a key advantage we have in managing EDI is the latitude to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. Our investment process focuses on allocating to three distinct sectors of EM debt - hard currency sovereigns, local currency sovereigns and corporates - each of which tend to behave differently in various macroeconomic environments. We also can invest a more constrained portion of EDI in the EM equity markets. We believe these allocation decisions provide important diversification benefits.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM risk.

Performance Review

The total return on net asset value (NAV) of EDI for the 12 months ending May 31, 2015 was -12.18%, (net of expenses). For the same period, the Fund maintained an average discount to its NAV of 8.53% (1). Market tracking indices for the three sectors of EM debt(2) — external sovereign debt, local currency debt and corporate debt — delivered total returns of 2.46%, -13.49% and 3.95%, respectively, during the reporting period. The relatively poor performance of local currency debt was driven by negative returns from foreign exchange. As discussed above, asset allocation is an important factor in our management of the Fund. Our allocation to local currency sovereign debt ranged from approximately 22% to 32% of the total portfolio during the 12 month period. The allocation was substantially below our long term allocation to local currency debt.

In the Fund’s exposure to sovereign debt, our holdings in U.S. dollar-denominated debt of Venezuela had a large negative impact on returns for the 12-month period. We invested in Venezuela based on our assessment of the country’s ability and willingness to repay debt from U.S. dollar cash flows generated from oil exports. We also believed that Venezuela’s government had strong incentives to prioritize oil export cash flows for servicing external debt in order to maintain relationships with integrated global oil companies that invest in Venezuela’s Orinoco oil belt, which contains some of the world’s largest proven oil reserves. Venezuela’s political situation has been quite chaotic during the administration of President Maduro. In addition, economic growth has slowed and inflation has risen. This political volatility overwhelmed the country’s solid debt fundamentals as the market sold off during the July to January time period. Weakness in oil prices put substantial additional downward pressure on Venezuela’s debt during December and January. As oil markets stabilized in 2015, Venezuela has been among the best performers in the hard currency sovereign index but its weak performance earlier in the 12 month period made it a substantial detractor from the Fund’s returns. Our allocations to Argentina and Russia contributed to the Fund’s performance over the 12 month period. Our allocation to EM equities averaged slightly over 2% of Fund assets and contributed modestly to the Fund’s performance.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.59% per annum. The level of gross leverage reached a maximum of 33.3% of total assets on November 6, 2014 and a minimum of 27.6% on May 8, 2015. By the end of the reporting period, leverage was approximately 33.0%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

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Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
May 31, 2015 (Unaudited)

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period reflected a combination of events in developed markets and emerging markets overlayed by valuations in emerging markets.

Macroeconomic developments in advanced economies are important inputs into our assessment of the outlook for EM debt returns. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in the performance of emerging market assets since the end of the 2008 financial crisis. These factors, including weaker-than-expected economic growth, a strong US dollar, and falling oil prices weighed on the Fund’s performance during this 12-month period, in our view.

Despite these influences from advanced economies, our fundamental views on emerging markets have not changed. We continue to forecast that many EM country growth rates should improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies and prior monetary easing by EM central banks, will support EM growth in the months ahead. But we believe this process will take time. Government deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many developed European countries, in our view. We believe markets will again focus on the relative strengths of EM fundamentals.

In the past, we have detailed some of the key risks to our constructive outlook for emerging markets debt. Today, those risks seem to emanate from both developed and emerging markets countries. The likelihood of increases in U.S. interest rates, the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to fall short of expectations are all potential risks. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of emerging market bonds, currencies, local interest rates and equities reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we continue to believe that EM debt will generate the highest returns in the fixed income markets.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment process that determines sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your confidence in our ability to invest in these challenging markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

(1)

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)	J.P. Morgan EMBI Global Diversified, J.P. Morgan GBI-EM Global Diversified, and J.P. Morgan CEMBI Broad Diversified.

Annual Report | May 31, 2015	3

Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings
May 31, 2015 (Unaudited)

Fund Details
Market Price	$14.86
Net Asset Value (NAV)	$16.70
Premium/(Discount)	(11.02%)
Current Distribution Rate(1)	12.20%
Net Assets (in millions)	$161

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA

Venezuela	19.26%
Brazil (Includes ETF)	18.81%
Argentina	15.38%
Mexico	13.84%
Russia	10.07%
South Africa	9.78%
Kazakhstan	8.17%
Turkey (Includes ETF)	7.69%
Indonesia	5.44%
Ecuador	5.05%
Ivory Coast	4.51%
Dominican Republic	4.05%
Iraq	3.79%
El Salvador	3.44%
Ghana	1.89%
Angola	1.85%
Nigeria	1.49%
Chile	1.32%
Colombia	1.17%
Jamaica	0.88%
India	0.69%
Guatemala	0.67%
Panama	0.59%
Peru	0.54%
Israel	0.52%
Honduras	0.44%
China	0.43%
Costa Rica	0.34%
Sri Lanka	0.34%
Ethiopia	0.28%
Vanguard FTSE Emerging Markets ETF	2.64%

Total	145.36%

Short Term Security	1.34%

Other Liabilities in Excess of Assets	-46.70%

Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)

Sovereign Local	31.6%

Sovereign External	47.2%

Corporate	16.1%

Equity	3.9%

Cash & Equivalents/ U.S. Treasuries	1.2%

Regional Breakdown(2)

Latin America	58.35%

Europe	17.53%

Africa	13.57%

Asia	4.63%

Middle East	2.96%

Multi	1.76%

Cash & Equivalents / U.S. Treasuries	1.20%

Sovereign Local Currency Breakdown(2)

Brazilian Real	9.9%

Colombian Peso	0.3%

Indonesian Rupiah	3.6%

Mexican Peso	6.1%

Nigerian Naira	0.0%

Russian Ruble	0.7%

Turkish New Lira	4.3%

South African Rand	6.7%

Total	31.6%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of  credit default swaps and interest rate swaps as described on pages 12 and 13.

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Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment
May 31, 2015 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the J.P. Morgan Emerging Markets Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified (please refer to page 38 for detailed benchmark descriptions).

Total Returns as of May 31, 2015 (Commencement of Operations, October 25, 2012)

	3 Months	6 Months	1 Year	Since Inception (Annualized)

Stone Harbor Emerging Markets Total Income Fund – NAV	2.35%	-6.36%	-12.18%	-4.37%

Stone Harbor Emerging Markets Total Income Fund – Market Price	1.92%	-10.33%	-17.04%	-10.17%

J.P. Morgan CEMBI Broad Diversified	2.76%	2.63%	3.95%	4.05%

J.P. Morgan EMBI Global Diversified	1.46%	0.89%	2.46%	2.50%

J.P. Morgan GBI-EM Global Diversified	-2.73%	-9.42%	-13.49%	-5.83%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Annual Report | May 31, 2015	5

Stone Harbor Emerging Markets Total Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Emerging Markets Total Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Total Income Fund (the “Fund”), including the statement of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 25, 2012 (commencement of operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Total Income Fund as of May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 25, 2012 (commencement of operations) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

July 29, 2015

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 81.99%
Angola - 0.81%
Republic of Angola	USD	7.000%	08/16/2019	1,268,000	$1,301,285 (1)

Argentina - 12.95%
Republic of Argentina:
	USD	7.000%	10/03/2015	13,557,603	13,338,421 (2)
	USD	7.000%	04/17/2017	5,547,864	5,403,928 (2)
	USD	6.000%	03/31/2023	1,700,000	2,040,000 (3)

					20,782,349

Brazil - 13.64%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	20,260,000	6,073,566
	BRL	10.000%	01/01/2021	30,000,000	8,574,453
	BRL	10.000%	01/01/2023	25,830,000	7,255,331

					21,903,350

Colombia - 0.34%
Bogota Distrio Capital	COP	9.750%	07/26/2028	1,130,000,000	543,436 (1)

Costa Rica - 0.34%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	300,000	275,437 (4)
	USD	7.000%	04/04/2044	269,000	267,487 (4)

					542,924

Dominican Republic - 4.05%
Dominican Republic:
	USD	7.500%	05/06/2021	3,874,000	4,358,250 (1)(2)
	USD	5.875%	04/18/2024	2,040,000	2,147,100 (2)(4)

					6,505,350

El Salvador - 3.44%
Republic of El Salvador:
	USD	7.750%	01/24/2023	2,820,000	3,100,238 (1)(2)
	USD	5.875%	01/30/2025	870,000	845,531 (1)
	USD	7.625%	02/01/2041	1,550,000	1,583,906 (1)(2)

					5,529,675

Ethiopia - 0.28%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	440,000	443,850 (4)

Ghana - 1.89%
Republic of Ghana:
	USD	7.875%	08/07/2023	650,000	614,250 (4)
	USD	8.125%	01/18/2026	2,562,000	2,421,090 (4)

					3,035,340

Honduras - 0.44%
Republic of Honduras	USD	8.750%	12/16/2020	622,000	710,635 (1)

Indonesia - 1.75%
Inter-American Development Bank	IDR	0.000%	08/20/2015	37,910,000,000	2,815,729 (5)

Iraq - 3.79%
Republic of Iraq	USD	5.800%	01/15/2028	7,331,000	6,084,730 (1)(2)

See Notes to Financial Statements.

Annual Report | May 31, 2015	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Ivory Coast - 4.51%
Ivory Coast Government:
	USD	5.375%	07/23/2024	291,000	$277,905 (4)
	USD	5.750%	12/31/2032	7,256,000	6,965,760 (1)(2)(6)

					7,243,665

Jamaica - 0.88%
Jamaican Government	USD	7.625%	07/09/2025	1,259,000	1,408,506 (2)

Mexico - 6.88%
Mexican Bonos:
	MXN	6.250%	06/16/2016	1,818,000	121,369
	MXN	4.750%	06/14/2018	95,690,000	6,233,337
	MXN	8.000%	06/11/2020	36,540,000	2,652,454
	MXN	6.500%	06/10/2021	30,000,000	2,042,928

					11,050,088

Nigeria - 1.49%
Republic of Nigeria:
	USD	6.750%	01/28/2021	1,846,000	1,942,915 (1)(2)
	USD	6.375%	07/12/2023	432,000	444,960 (4)

					2,387,875

Panama - 0.59%
Republic of Panama	USD	8.125%	04/28/2034	680,000	938,400

Russia - 3.94%
Russian Federation:
	USD	5.000%	04/29/2020	4,600,000	4,766,750 (1)(2)
	RUB	7.050%	01/19/2028	105,078,000	1,559,592

					6,326,342

South Africa - 9.78%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	3,166,667	265,989
	ZAR	13.500%	09/15/2016	3,166,667	282,394
	ZAR	8.000%	12/21/2018	38,510,000	3,226,027
	ZAR	7.250%	01/15/2020	147,160,000	11,928,319

					15,702,729

Sri Lanka - 0.34%
Republic of Sri Lanka	USD	6.125%	06/03/2025	539,000	539,000 (4)

Turkey - 6.27%
Republic of Turkey:
	TRY	8.300%	06/20/2018	5,730,000	2,103,730
	TRY	10.500%	01/15/2020	9,700,000	3,855,901
	TRY	7.100%	03/08/2023	12,230,000	4,104,304

					10,063,935

Venezuela - 3.59%
Republic of Venezuela:
	USD	5.750%	02/26/2016	3,983,000	3,335,763 (1)(2)
	USD	13.625%	08/15/2018	400,000	295,000 (1)
	USD	7.750%	10/13/2019	4,976,700	2,139,981 (1)(2)

					5,770,744

TOTAL SOVEREIGN DEBT OBLIGATIONS					131,629,937

(Cost $160,420,885)

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
CORPORATE BONDS - 51.43%
Angola - 1.04%
Puma International Financing SA	USD	6.750%	02/01/2021	1,607,000	$1,673,289 (4)

Argentina - 2.43%
YPF SA:
	USD	8.750%	04/04/2024	908,000	942,050 (4)
	USD	8.500%	07/28/2025	2,881,000	2,953,025 (2)(4)

					3,895,075

Brazil - 2.87%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,500,000	1,365,000 (4)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,330,080 (4)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	962,000 (4)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	219,000	226,939 (4)
Odebrecht Finance Ltd.	USD	7.125%	06/26/2042	534,000	492,615 (1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	264,148	238,394 (4)

					4,615,028

Chile - 1.32%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	555,209 (4)
VTR Finance BV	USD	6.875%	01/15/2024	1,500,000	1,566,300 (4)

					2,121,509

China - 0.43%
Sinopec Group Overseas Development 2015 Ltd.	USD	3.250%	04/28/2025	695,000	685,055 (4)

Colombia - 0.83%
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	210,164 (1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	669,000	717,502 (4)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	497,000	398,843 (4)

					1,326,509

Ecuador - 5.05%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.897%	09/24/2019	8,900,526	8,099,479 (1)(2)(7)

Guatemala - 0.67%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	1,000,000	1,082,500 (4)

India - 0.69%
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	706,000	665,405 (4)
	USD	8.250%	06/07/2021	264,000	259,981 (4)
	USD	7.125%	05/31/2023	200,000	184,250 (4)

					1,109,636

Israel - 0.52%
B Communications Ltd.	USD	7.375%	02/15/2021	775,000	831,187 (4)

Kazakhstan - 8.17%
KazMunayGas National Co. JSC:
	USD	7.000%	05/05/2020	927,000	990,731 (1)
	USD	7.000%	05/05/2020	1,561,000	1,668,319 (2)(4)
	USD	6.375%	04/09/2021	798,000	825,060 (4)
	USD	4.400%	04/30/2023	2,438,000	2,246,008 (2)(4)
	USD	5.750%	04/30/2043	400,000	335,470 (4)
	USD	6.000%	11/07/2044	4,302,000	3,701,871 (2)(4)

See Notes to Financial Statements.

Annual Report | May 31, 2015	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

				Maturity	Principal	Market Value
	Counterparty	Currency	Rate	Date	Amount/Shares*	Expressed (in U.S. $)
Kazakhstan (continued)
Zhaikmunai LP		USD	7.125%	11/13/2019	3,500,000	$3,346,875 (2)(4)

						13,114,334

Mexico - 6.96%
America Movil SAB de CV		MXN	6.000%	06/09/2019	50,000,000	3,263,529
Cemex Finance LLC		USD	9.375%	10/12/2022	1,500,000	1,700,625 (2)(4)
Metalsa SAB de CV		USD	4.900%	04/24/2023	481,000	473,785 (4)
Mexichem SAB de CV		USD	5.875%	09/17/2044	1,500,000	1,463,250 (4)
Petroleos Mexicanos		USD	5.625%	01/23/2046	241,000	237,987 (4)
Sixsigma Networks Mexico SA de CV		USD	8.250%	11/07/2021	1,250,000	1,340,625 (4)
Southern Copper Corp.		USD	5.250%	11/08/2042	3,000,000	2,690,400 (2)

						11,170,201

Peru - 0.54%
Cia Minera Ares SAC		USD	7.750%	01/23/2021	850,000	871,250 (4)

Russia - 6.13%
Evraz Group SA		USD	6.750%	04/27/2018	1,500,000	1,447,500 (2)(4)
Gazprom OAO Via Gaz Capital SA		USD	9.250%	04/23/2019	4,598,000	5,207,235 (1)(2)
Severstal OAO Via Steel Capital SA		USD	5.900%	10/17/2022	1,000,000	972,500 (4)
Vimpel Communications Holdings BV		USD	7.504%	03/01/2022	1,194,000	1,196,985 (1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		USD	7.748%	02/02/2021	1,000,000	1,025,000 (1)

						9,849,220

Venezuela - 13.78%
Petroleos de Venezuela SA:
		USD	5.250%	04/12/2017	8,832,200	4,834,746 (2)
		USD	8.500%	11/02/2017	20,808,000	15,501,960 (1)(2)
		USD	9.000%	11/17/2021	438,715	193,254 (1)
		USD	12.750%	02/17/2022	3,000,000	1,590,000 (1)

						22,119,960

TOTAL CORPORATE BONDS						82,564,232

(Cost $85,169,917)

CREDIT LINKED NOTES - 5.58%
Indonesia - 3.69%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	57,300,000,000	4,077,772
	Deutsche Bank AG London	IDR	5.625%	05/17/2023	28,600,000,000	1,850,500

						5,928,272

Venezuela - 1.89%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.267%	12/20/2016	5,480,000	3,026,495 (7)

TOTAL CREDIT LINKED NOTES						8,954,767

(Cost $12,378,847)

EXCHANGE TRADED FUNDS - 5.85%
iShares® MSCI Brazil Capped Fund		USD	N/A	N/A	89,000	2,869,360
iShares® MSCI Turkey ETF		USD	N/A	N/A	49,000	2,293,200
Vanguard® FTSE Emerging Markets ETF		USD	N/A	N/A	100,000	4,234,000

TOTAL EXCHANGE TRADED FUNDS						9,396,560

(Cost $12,126,576)

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

			Expiration	Exercise	Notional	Market Value
	Counterparty	Currency	Date	Price/Rate	Amount/Shares*	Expressed (in U.S. $)
PURCHASED OPTIONS - 0.51%
Foreign Currency Call Option - 0.51%
USD Call / Brazil Real Put	Goldman Sachs & Co.	USD	11/19/2015	3.56	28,000,000	$826,196

TOTAL PURCHASED OPTIONS						826,196

(Cost $621,600)

SHORT TERM INVESTMENTS - 1.34%
Money Market Mutual Funds - 1.34%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	N/A	0.00004%	2,158,606	2,158,606

TOTAL SHORT TERM INVESTMENTS						2,158,606

(Cost $2,158,606)

Total Investments - 146.70%						235,530,298

(Cost $272,876,431)
Liabilities in Excess of Other Assets - (46.70)%						(74,980,678) (8)

Net Assets - 100.00%						$160,549,620

*    The principal amount/shares/notional amount of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Columbian Peso
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2015, the aggregate market value of those securities was $72,481,603, which represents approximately 45.15% of net assets.

(2)	On May 31, 2015, securities valued at $99,767,284 were pledged as collateral for reverse repurchase agreements.
(3)	Security is in default and therefore is non-income producing.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $44,699,213, which represents approximately 27.84% of net assets as of May 31, 2015.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2015.
(7)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2015.
(8)	Includes cash which is being held as collateral for credit default swap contracts.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.

See Notes to Financial Statements.

Annual Report | May 31, 2015	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

Common Abbreviations: (continued)
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	BRL	40,951,384	Sale	06/02/2015	$12,837,367	$956,318
Citigroup Global Markets	BRL	40,951,384	Sale	07/02/2015	12,696,083	576,766
Citigroup Global Markets	TRY	13,459,782	Sale	08/27/2015	4,926,533	44,395

						$1,577,479

Citigroup Global Markets	BRL	40,951,384	Purchase	06/02/2015	$12,837,367	$(567,341)
Goldman Sachs	BRL	40,951,384	Purchase	07/02/2015	12,696,083	(573,970)

						$(1,141,311)

**     The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value

Credit Suisse First Boston	0.450%	05/16/2013	$1,868,989
Credit Suisse First Boston	0.750%	04/04/2014	1,460,250
Credit Suisse First Boston	0.750%	10/17/2014	1,755,000
Credit Suisse First Boston	0.750%	12/08/2014	917,500
Credit Suisse First Boston	0.750%	12/10/2014	2,345,250
Credit Suisse First Boston	0.650%	01/13/2015	6,057,965
Credit Suisse First Boston	0.850%	03/09/2015	6,315,400
Credit Suisse First Boston	0.400%	03/13/2015	6,741,124
Credit Suisse First Boston	0.750%	04/24/2015	1,829,639
Credit Suisse First Boston	0.750%	05/11/2015	3,707,400
Credit Suisse First Boston	0.750%	05/12/2015	2,218,370
Credit Suisse First Boston	0.500%	05/20/2015	1,890,000
Credit Suisse First Boston	0.500%	05/21/2015	1,284,000
Credit Suisse First Boston	0.750%	05/27/2015	1,636,000
J.P. Morgan Chase & Co.	0.650%	04/09/2015	4,268,160
J.P. Morgan Chase & Co.	0.750%	04/09/2015	3,431,085
J.P. Morgan Chase & Co.	0.750%	04/15/2015	1,356,064
J.P. Morgan Chase & Co.	0.850%	04/15/2015	2,606,582
J.P. Morgan Chase & Co.	0.000%	04/21/2015	916,640
J.P. Morgan Chase & Co.	0.650%	04/21/2015	1,916,395
J.P. Morgan Chase & Co.	0.550%	04/21/2015	1,468,810
J.P. Morgan Chase & Co.	0.850%	04/22/2015	2,742,320
J.P. Morgan Chase & Co.	0.550%	04/22/2015	2,402,610
J.P. Morgan Chase & Co.	0.750%	04/24/2015	1,644,440
J.P. Morgan Chase & Co.	0.900%	04/24/2015	1,797,888

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2015

REVERSE REPURCHASE AGREEMENTS (continued)

Counterparty	Interest Rate	Acquisition Date	Value

J.P. Morgan Chase & Co.	0.850%	04/24/2015	$1,773,200
J.P. Morgan Chase & Co.	1.000%	05/18/2015	3,022,000
J.P. Morgan Chase & Co.	0.850%	05/28/2015	6,698,000
Nomura Securities	0.250%	03/11/2015	1,945,773
Nomura Securities	0.800%	03/11/2015	1,185,750

			$79,202,604

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(9)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31, 2015(10)	Notional Amount(11)	Market Value	Upfront Premiums Received	Unrealized Appreciation

Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	38.520%	$562,000	$159,725	$170,005	$10,280

						$159,725	$170,005	$10,280

(9)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(10)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(11)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation/ (Depreciation)

Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2025	$ 16,700,000	1.975%	$282,438	$282,438

						$282,438	$282,438

Receive	Chicago Mercantile Exchange	3 month LIBOR	12/23/2019	$ 16,614,000	1.791%	$(195,006)	$(195,006)
Receive	Chicago Mercantile Exchange	3 month LIBOR	12/23/2024	150,000	2.309%	(2,058)	(2,058)

						$(197,064)	$(197,064)

See Notes to Financial Statements.

Annual Report | May 31, 2015	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities
May 31, 2015

ASSETS:
Investments, at value(1)	$235,530,298
Cash	1,684,716
Unrealized appreciation on credit default swap contracts	10,280
Unrealized appreciation on forward foreign currency contracts	1,577,479
Receivable for investments sold	6,865,796
Deposits with brokers for credit default swap contracts collateral	260,000
Deposits with brokers for interest rate swap contracts	971,607
Interest receivable on credit default swap contracts	5,542
Dividends and interest receivable	5,347,019
Prepaid and other assets	25,824

Total Assets	252,278,561

LIABILITIES:
Payable for reverse repurchase agreements	79,202,604
Interest payable on reverse repurchase agreements	113,889
Payable due to brokers for forward foreign currency contracts collateral	944,000
Payable due to brokers for reverse repurchase agreements collateral	442,000
Swap premium received	170,005
Payable for investments purchased	9,051,640
Unrealized depreciation on forward foreign currency contracts	1,141,311
Variation margin payable on interest rate swap contracts	60,392
Interest payable for interest rate swap contracts	225,386
Payable to adviser	200,406
Payable to administrator	60,063
Other payables	117,245

Total Liabilities	91,728,941

Net Assets	$160,549,620

NET ASSETS CONSIST OF:
Paid-in capital	$227,365,256
Undistributed net investment income	1,000,004
Accumulated net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(30,881,464)
Net unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(36,934,176)

Net Assets	$160,549,620

PRICING OF SHARES:
Net Assets	$160,549,620
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,613,154

Net assets value, offering and redemption price per share	$16.70

(1) Cost of Investments	$272,876,431

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations
For the Year Ended May 31, 2015

INVESTMENT INCOME:
Interest	$22,405,249
Dividends	278,634

Total Investment Income	22,683,883

EXPENSES:
Investment advisory fees	2,583,609
Administration fees	395,912
Interest on reverse repurchase agreements	473,413
Custodian fees	102,833
Professional fees	118,098
Printing fees	37,280
Trustee fees	35,014
Transfer agent fees	18,715
Insurance fees	17,657
Other	24,629

Total Expenses	3,807,160

Net Investment Income	18,876,723

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(18,506,238)
Credit default swap contracts	15,845
Written options	238,309
Interest rate swap contracts	(205,383)
Forward foreign currency contracts	306,395
Foreign currency transactions	(522,657)

Net realized loss	(18,673,729)

Net change in unrealized appreciation/(depreciation) on:
Investments	(26,332,588)
Credit default swap contracts	10,280
Interest rate swap contracts	85,374
Forward foreign currency contracts	552,561
Translation of assets and liabilities denominated in foreign currencies	(179,874)

Net change in unrealized depreciation	(25,864,247)

Net Realized and Unrealized Loss on Investments	(44,537,976)

Net Decrease in Net Assets Resulting from Operations	$(25,661,253)

See Notes to Financial Statements.

Annual Report | May 31, 2015	15

Stone Harbor Emerging Markets Total Income Fund	Statements of Changes in Net Assets

	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014

OPERATIONS:
Net investment income	$18,876,723	$16,238,121
Net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(18,673,729)	(16,489,987)
Net change in unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(25,864,247)	(1,511,022)

Net decrease in net assets resulting from operations	(25,661,253)	(1,762,888)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,430,570)	(15,007,367)
From net realized gains	–	(762,665)
From tax return of capital	–	(1,660,026)

Net decrease in net assets from distributions to shareholders	(17,430,570)	(17,430,058)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	–	71,876

Net increase in net assets from capital share transactions	–	71,876

Net Decrease in Net Assets	(43,091,823)	(19,121,070)

NET ASSETS:
Beginning of period	203,641,443	222,762,513

End of period (including undistributed net investment income of $1,000,004 and $51,147)	$160,549,620	$203,641,443

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,613,154	9,609,770
Shares issued as reinvestment of dividends	–	3,384

Shares outstanding - end of period	9,613,154	9,613,154

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows
For the Year Ended May 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(25,661,253)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(229,549,797)
Proceeds from disposition of investment securities	237,362,944
Purchase of options contracts	(621,600)
Premiums received from written options transactions	476,000
Premiums paid from closing written options transactions	(215,880)
Net sale of short-term investment securities	1,737,956
Net payments on credit default swap contracts	170,005
Net amortization of discounts and accretion of premiums	(3,333,299)
Net realized (gain)/loss on:
Investments	18,506,238
Written Options	(238,309)
Net change in unrealized (appreciation)/depreciation on:
Investments	26,332,588
Credit default swap contracts	(10,280)
Interest rate swap contracts	(85,374)
Forward foreign currency contracts	(552,561)
Foreign currency translations	179,874
Increase in deposits with brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(951,607)
Increase in dividends and interest receivable	(17,100)
Increase in receivable on swap contracts	(5,542)
Increase in prepaid and other assets	(12,225)
Decrease in payable due to brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(1,923,000)
Decrease in payable to adviser	(42,104)
Increase in payable to administrator	22,251
Decrease in other payables	(59,337)
Decrease in interest due on reverse repurchase agreements	(81,117)
Increase in variation margin payable on interest rate swap contracts	60,392
Increase in interest payable for interest rate swap contracts	225,386

Net cash provided by operating activities	21,713,249

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash used in reverse repurchase agreements	(2,723,343)
Cash distributions paid	(17,430,570)

Net cash used in financing activities	(20,153,913)

Net increase in cash	1,559,336

Cash, beginning balance	125,380
Cash, ending balance	$1,684,716

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$554,530

See Notes to Financial Statements.

Annual Report | May 31, 2015	17

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

For the Year Ended May 31	2015	2014	2013(1)

Net asset value - beginning of period	$21.18	$23.18	$23.88
Income/(loss) from investment operations:
Net investment income(2)	1.96	1.69	0.95
Net realized and unrealized loss on investments	(4.63)	(1.88)	(0.60)

Total income/(loss) from investment operations	(2.67)	(0.19)	0.35

Less distributions to common shareholders:
From net investment income	(1.81)	(1.56)	(0.85)
From net realized gains	–	(0.08)	(0.15)
From tax return of capital	–	(0.17)	–

Total distributions	(1.81)	(1.81)	(1.00)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	–	(0.05)

Total capital share transactions	–	–	(0.05)

Net Decrease in Net Asset Value	(4.48)	(2.00)	(0.70)

Net asset value - end of period	$16.70	$21.18	$23.18

Market price - end of period	$14.86	$19.95	$23.95

Total Return(3)(4)	(12.18%)	0.28%	1.12%
Total Return - Market Price(3)(4)	(17.04%)	(8.58%)	(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$161	$204	$223
Ratio of expenses to average net assets	2.13%	2.14%	1.87% (5)
Ratio of net investment income to average net assets	10.58%	8.25%	6.48% (5)
Ratio of expenses to average managed assets(6)	1.47%	1.49%	1.44% (5)
Portfolio turnover rate	79%	91%	112%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$79	$82	$73
Asset Coverage Per $1,000 (in millions)	$3	$3	$4

(1)	The Fund commenced operation on October 25, 2012.
(2)	Calculated using average shares throughout the period.
(3)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Over-the-counter traded derivatives (primarily swaps and foreign currency options) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Annual Report | May 31, 2015	19

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of May 31, 2015:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Sovereign Debt Obligations	$–	$131,629,937	$–	$131,629,937
Corporate Bonds	–	82,564,232	–	82,564,232
Credit Linked Notes
Venezuela	–	–	3,026,495	3,026,495
Other	–	5,928,272	–	5,928,272
Exchange Traded Funds	9,396,560	–	–	9,396,560
Purchased Options	–	826,196	–	826,196
Short Term Investments	2,158,606	–	–	2,158,606

Total	$11,555,166	$220,948,637	$3,026,495	$235,530,298

Other Financial Instruments**

Assets
Credit Default Swap Contracts	$–	$10,280	$–	$10,280
Forward Foreign Currency Contracts	–	1,577,479	–	1,577,479
Interest Rate Swap Contracts	–	282,438	–	282,438
Liabilities
Forward Foreign Currency Contracts	–	(1,141,311)	–	(1,141,311)
Interest Rate Swap Contracts	–	(197,064)	–	(197,064)

Total	$–	$531,822	$–	$531,822

*	For detailed Country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

Investments in Securities	Balance as of May 31, 2014	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2015

Stone Harbor Emerging
Markets Total
Income Fund
Credt Linked Notes	$–	$394,657	$–	$–	$(1,253,487)	$3,885,325	$–	$–	$–	$3,026,495	$(1,253,487)

Total	$–	$394,657	$–	$–	$(1,253,487)	$3,885,325	$–	$–	$–	$3,026,495	$(1,253,487)

There were no transfers in or out of Levels 1 and 2 during the year ended May 31, 2015. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2015:

Investments in Securities	Fair Value at May 31, 2015	Valuation Methodology	Unobservable Inputs

Stone Harbor Emerging Markets
Emerging Total Income Fund
Credit Linked Notes	$3,026,495	Broker Quote	Broker Quote

Total	$3,026,495

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Investment Manager or an affiliate serves as investment manager or with which the Investment Manager is otherwise affiliated. The relationship between the Investment Manager and any such other investment company could create a conflict of interest between the Investment Manager and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Annual Report | May 31, 2015	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended May 31, 2015, the average amount of reverse repurchase agreements outstanding was $79,970,791, at a weighted average interest rate of 0.59%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Annual Report | May 31, 2015	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

The Fund had the following transactions in written options during the year ended May 31, 2015.

EDI	Notional Amount	Premiums

Balance as of May 31, 2014	$–	$–
Options Written	28,000,000	476,000
Options Closed	(28,000,000)	(476,000)

Balance as of May 31, 2015	$–	$–

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2015:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Rate Risk (Purchased Options)	Unrealized appreciation on investments, at value	$204,596	Unrealized depreciation on investments, at value	$–
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	10,280	Unrealized depreciation on credit default swap contracts	–
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	282,438	Unrealized depreciation on interest rate swap contracts	(197,064)
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	1,577,479	Unrealized depreciation on forward foreign currency contracts	(1,141,311)

Total		$2,074,793		$(1,338,375)

*

The value presented includes cumulative gain/(loss) on open interest rate swap contracts; however, the value reflected on the accompanying Statement  of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of May 31, 2015.

The number of forward foreign currency contracts, credit default swap contracts, and interest rate swap contracts held at May 31, 2015 is representative of activity during the year ended May 31, 2015.

For the year ended May 31, 2015 the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized gain/(loss) on Derivatives	Change in Unrealized Appreciation on Derivatives Recognized in Income

Foreign Exchange Rate Risk (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation on investments	$–	$204,596
Foreign Exchange Rate Risk (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	238,309	–
Foreign Exchange Rate Risk	Net realized gain on forward foreign currency contracts/Net change in unrealized appreciation on forward foreign currency contracts	306,395	552,561

Annual Report | May 31, 2015	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

Risk Exposure	Statement of Operations Location	Realized gain/(loss) on Derivatives	Change in Unrealized Appreciation on Derivatives Recognized in Income

Credit Risk (Swap Contracts)	Net realized gain on credit default swap contracts/Net change in unrealized appreciation on credit default swap contracts	15,845	10,280
Interest Rate Risk (Swap Contracts)	Net realized loss on interest rate swap contracts/Net change in unrealized appreciation on interest rate swap contracts	(205,383)	85,374

Total		$355,166	$852,811

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2015.

Offsetting of Derivatives Assets

May 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities Available for Offset	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable

Forward Foreign Currency Contracts	$1,577,479	$–	$1,577,479	$(567,341)	$(944,000)	$66,138
Credit Default Swap Contracts	10,280	–	10,280	–	–	10,280

Total	$1,587,759	$–	$1,587,759	$(567,341)	$(944,000)	$76,418

Offsetting of Derivatives Liabilities May 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities Available for Offset	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable

Forward Foreign Currency Contracts	$1,141,311	$–	$1,141,311	$(567,341)	$–	$573,970
Reverse Repurchase Agreements	79,202,604	–	79,202,604	(79,202,604)	–	–

Total	$80,343,915	$–	$80,343,915	$(79,769,945)	$–	$573,970

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended May 31, 2015 and May 31, 2014 was as follows:

	2015	2014

Ordinary Income	$17,430,570	$15,770,032
Return of Capital	–	1,660,026

Total	$17,430,570	$17,430,058

Components of Distributable Earnings on a Tax Basis: As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income		$1,493,754
Accumulated Capital Loss		(29,936,404)
Unrealized Depreciation		(37,879,236)
Cumulative Effect of Other Timing Difference*		(493,750)

Total		$(66,815,636)

*	Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2015, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments

Stone Harbor Emerging Markets Total Income Fund	$–	$(497,296)	$497,296

Capital Losses: As of May 31, 2015 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund		Short-Term	Long-Term

Stone Harbor Emerging Markets Total Income Fund		$8,015,185	$5,528,321

The Fund elects to defer to the period ending May 31, 2016, capital losses recognized during the period November 1, 2014 to May 31, 2015 in the amount of:

Fund			Amount

Stone Harbor Emerging Markets Total Income Fund			$16,392,898

Annual Report | May 31, 2015	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2015

Unrealized Appreciation and Depreciation on Investments: At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$4,735,937
Gross depreciation on investments (excess of tax cost over value)	(43,027,130)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	411,957

Net unrealized depreciation	$(37,879,236)

Cost of investments for income tax purposes	$273,821,491

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon served as the Fund’s custodian until the transition to State Street Bank and Trust Company on December 8, 2014. Computershare, Inc. serves as the Fund’s transfer agent.

Through December 31, 2014, the Fund paid each Trustee who is not a director, officer, employee or affiliate of the Investment Adviser, a fee of $5,000 per quarter and $250 for each additional meeting of the Board of Trustees in which that Trustee participated. The Fund also reimbursed independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings. Effective January 1, 2015, the Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (the “Stone Harbor Fund Complex”) paid each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Investment Adviser or any of its affiliates a fee of $84,000 per year. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund will not receive compensation for performing the duties of their office.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended May 31, 2015, were as follows:

Purchases	Sales

$ 198,177,494	$ 197,935,306

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Annual Report | May 31, 2015	29

Stone Harbor Emerging Markets Total Income Fund	Additional Information
May 31, 2015 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the SEC’s website at http://www.sec.gov, or (2) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the year ended May 31, 2015. The Fund designates the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2014:

Stone Harbor Emerging Markets Total Income Fund

Dividends Received Deduction Percentage	0.00%

Qualified Dividend Income Percentage	0.00%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On February 20, 2015, the Fund held its annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees and appoint a new Trustee of the Fund. The results of the proposal were as follows:

Proposal: To re-elect the following Trustee to the Stone Harbor Emerging Markets Total Income Fund Board

Heath McLendon

For	8,006,470

Withheld	241,570

Proposal: To elect the following Trustee to the Stone Harbor Emerging Markets Total Income Fund Board

Glenn Marchak

For	8,029,635

Withheld	218,405

PRIVACY POLICY

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information
May 31, 2015 (Unaudited)

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Fund adopts the following procedures:

1.

The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Fund has institutional clients which are not considered “customers” for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Annual Report | May 31, 2015	31

Stone Harbor Emerging Markets Total Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2015 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days’ prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Fund’s portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 22, 2015 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the Fund’s investment performance and the performance of a group of similar funds (some of which was prepared by a third party); (ii) information on the Fund’s advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund’s fees to the fees of a group of similar funds prepared by a third party; and (iii) information about the profitability of the Agreement to the Adviser. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser.

The Trustees reviewed performance information, including information prepared by a third party, for the Fund for various time periods since the Fund’s inception. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by a third party and the Fund’s benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. Although the Trustees noted that the Fund’s performance lagged the relevant benchmark and peer group median for certain periods, the Trustees concluded that other factors relevant to performance supported renewal. These factors included the fact that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies, the fact that the relative underperformance was attributable in significant part to market or economic conditions, and the fact that the Fund is relatively new and therefore had a limited operating history on which to judge its performance record.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that the Fund’s advisory fee and total expenses align competitively with comparable groups of funds. The Adviser also provided information about the costs to it of providing services to the Fund, including information about how such costs are determined, and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to other funds and institutional separate accounts with similar strategies and information about differences in such fees, as well as information about the differences between those funds and accounts and the Fund, including the fact that the Fund has an equity allocation. The Trustees also considered the demands and complexity of the investment management of the Fund as compared to the complexity of managing other funds and separate accounts, in particular representations from management about the complexities associated with managing the Fund’s strategy allocations and its leverage. The Trustees also considered the complexity and obligations associated with managing an NYSE-traded fund such as the Fund. The Trustees also considered the conflicts of interest associated with the Fund’s use of leverage, as well as the effect of leverage on the Fund’s yield and total return.

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Stone Harbor Emerging Markets Total Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2015 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the renewal of the Agreement.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in its investment advisory fee or other means. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from being associated with an NYSE-traded investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Total Income Fund should be continued through June 20, 2016.

Annual Report | May 31, 2015	33

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2012 Term Expires: 2017	Columbia University – Associate Professor, 2000-Present; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy Fund, Man FRM Alternative Multi-Strategy Fund, Excelsior Private Markets Fund II, and Excelsior Private Markets Fund III.
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2012 Term Expires: 2018	Retired; formerly Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2012 Term Expires: 2016	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2016	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 – Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 – September 2014)	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

INTERESTED TRUSTEE

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan(3) 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2017	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Market Income Fund.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past Five Years
Peter J. Wilby 1958	President and Chief Executive Officer	Officer Since: 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett 1977	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

Annual Report | May 31, 2015	35

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

OFFICERS (continued)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past Five Years
David A. Oliver 1959	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since June 2008, Senior Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott 1961	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
Thomas Reynolds 1960	Principal Financial and Accounting Officer	Officer Since: 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Officer Since: 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from May 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; from April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Officer Since: 2012	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Officer Since: 2012	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Gina Meyer 1980	Assistant Treasurer	Officer Since: 2013	Since August 2013, Assistant Treasurer, RiverNorth Funds; since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.
Vilma Valdez 1977	Assistant Secretary	Officer Since: 2015	Vice President, Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

(1)	The business address for each Trustee and officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund. As of May 31, 2015, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.
(4)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Annual Report | May 31, 2015	37

Stone Harbor Emerging Markets Total Income Fund	Benchmark Descriptions
May 31, 2015 (Unaudited)

Index	Description
J.P. Morgan EMBI Global Diversified	The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
J.P. Morgan CEMBI Broad Diversified	The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan GBI-EM Global Diversified	The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

38	www.shiplpcef.com

Intentionally Left Blank

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for the fiscal years ended May 31, 2014 and May 31, 2015 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods, were $59,000 and $60,500, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended May 31, 2014 and May 31, 2015, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal year ended May 31, 2014 and May 31, 2015 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,890 and $5,040 respectively. The fiscal year 2014 and 2015 were for services pertaining to federal income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)

All Other Fees: The aggregate fees billed for the fiscal year ended May 31, 2014 and May 31, 2015 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended May 31, 2014 and May 31, 2015 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan J. Brott, Chairman

Heath B. McLendon

Patrick Sheehan

Glenn Marchak

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Registrant’s proxy voting policies and procedures is attached as EX99. Item 7 hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
James E. Craige 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett 1977	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
David A. Oliver 1959	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott 1961	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

(a)(2) As of May 31, 2015, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	11	8,141,323,946	30 [1]	14,128,031,055	91 [3]	23,813,860,614
Pablo Cisilino	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
James Craige, CFA	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
David Griffiths	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
Angus Halkett, CFA	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
David Oliver, CFA	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
William Perry	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260
David Scott	8	7,317,588,173	20 [2]	13,085,835,933	72 [4]	20,631,369,260

# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 Six accounts invested in Stone Harbor’s pooled investment vehicles of combined total market value $438,492,196 are subject to a performance-based advisory fee. Three segregated accounts of total market value $513,265,907 are subject to a performance-based fee.

2 Five accounts invested in Stone Harbor’s pooled investment vehicles of combined market value $333,439,104 are subject to a performance-based advisory fee. Three segregated accounts of total market value $513,265,907 are subject to a performance-based fee.

3 Eight segregated acccounts of total market value $4,591,501,847 are subject to a performance-based advisory fee.

4 Seven segregated accounts of total market value $4,319,507,993 are subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services, which may directly or indirectly affect the portfolio manager’s compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Managed Assets, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

Broad and Wide-Ranging Activities. The portfolio managers, the Investment Manager and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager and its affiliates may engage in activities where the interests of the Investment Manager and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Investment Manager and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Investment Manager and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Portfolio Manager Compensation as of May 31, 2015.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus. The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of May 31, 2015.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby	$100,001-$500,000
Pablo Cisilino	$100,001-$500,000
James Craige	$100,001-$500,000

David Griffiths	$0
Angus Halkett	$0
David Oliver	$0
William Perry	$10,001-$50,000
David Scott	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Registrant’s proxy voting policies and procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 7, 2015

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 7, 2015